Exhibit 10.44

EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT

OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE

DISPOSED OF UNLESS REGISTERED UNDER THAT ACT

OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

REVOLVING LOAN NOTE

$5,000,000	New York, New York
March 30, 2006

FOR VALUE RECEIVED, VISTULA COMMUNICATIONS SERVICES, INC. (“Borrower”) hereby promises to pay to the order of Indigo Investments I LLC (“Lender”), in immediately available funds, at the conclusion of the Term, the principal sum of up to FIVE MILLION DOLLARS ($5,000,000), or, if less, the unpaid principal amount of all loans made pursuant to the Revolving Credit Agreement entered into as of the date hereof by Lender and Borrower (the “Credit Facility”) then outstanding.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money from the date hereof until paid at the rates and at the times provided in the Credit Facility.

The date and amount of each advance made under this Revolving Loan Note (“Note”) shall be set forth on Schedule A hereto.

This Note is referred to in the Credit Facility and is entitled to the benefits thereof and shall be subject to the provisions thereof. The Company’s obligations under the Credit Facility and this Note are guaranteed pursuant to the term of the Guaranty by and between Rupert Galliers-Pratt and Lender.

Capitalized terms used but not otherwise defined herein shall have the meaning specified therefor in the Credit Facility.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Credit Facility.

The Borrower hereby waives presentment, dishonor, notice of dishonor, and protest.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

VISTULA COMMUNICATIONS SERVICES, INC.

By:	/s/ Rupert Galliers-Pratt
Name:	Rupert Galliers-Pratt
Title:	President & Chief Executive

Schedule A

Date of Advance	Amount of Advance	Use of Proceeds
March 30, 2006	$1,000,000	Working capital and general corporate purposes.